UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)   June 1, 2007

j2 Global Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	51-0371142 (IRS Employer Identification No.)

6922 Hollywood Blvd.
Suite 500
Los Angeles, California  90028
(Address of principal executive offices)

(323) 860-9200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective June 1, 2007, Kathleen M. Griggs was appointed as Chief Financial Officer of j2 Global Communications, Inc. (the “Company”).  As part of her duties, Ms. Griggs will serve as principal financial officer and principal accounting officer of the Company.  In connection with this appointment, effective June 1, 2007, Greggory Kalvin will no longer be the Company’s Chief Accounting Officer and, therefore, will no longer be a named executive officer of the Company; however, Mr. Kalvin will continue to be employed by the Company.  Attached hereto as Exhibit 99.1 is a copy of the Company’s June 4, 2007 press release announcing these changes, which is incorporated herein by reference.

Biographical and Other Information Regarding Ms. Griggs

The following biographical and other information regarding Ms. Griggs and her compensatory and other arrangements with the Company are provided pursuant to Item 502(c)(2) and (3) of Form 8-K.

From November 2004 until joining the Company, Kathleen M. Griggs, 52 years of age, served as a financial consultant for various companies.  From July 2003 to November 2004, Ms. Griggs served as chief financial officer of SonicWall, Inc., a publicly held Internet security system manufacturer. From March 2000 until July 2003, she was executive vice president and chief financial officer of QAD, Inc., a publicly held provider of enterprise resource planning software. Prior to 2000, Ms. Griggs was the chief financial officer for various companies, including Borland Software Corporation and Softbank Content Services.  She serves on the board of directors of Chad Therapeutics, Inc., a medical device company.  Ms. Griggs has an MBA from the University of Southern California in Los Angeles.

Ms. Griggs’ base annual salary is $250,000 and she is eligible to participate in the Company’s executive bonus program, with a “target” bonus of 35% of base salary earned in 2007. Ms. Griggs is also eligible to participate in the Company’s Second Amended and Restated 1997 Stock Option Plan and 1997 Employee Stock Purchase Plan and will receive various other benefits.  Each of these compensation components is more fully described in the Company’s Schedule 14A filed with the Securities and Exchange Commission on April 2, 2007. In addition, Ms. Griggs will receive relocation benefits in the amount of $15,000.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release dated June 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global Communications, Inc. (Registrant)

Date: June 4, 2007	By:	/s/ Jeffrey D. Adelman
Jeffrey D. Adelman Vice President, General Counsel and Secretary

 INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated June 4, 2007.